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               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                        Supplement dated November 13, 1998
                      to the Prospectuses dated May 1, 1998


         The Prospectuses dated May 1, 1998 of Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") are hereby amended and supplemented as follows:

         At a shareholder meeting held on September 25, 1998, shareholders of the Fund approved a Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. ("ICC") and Alex. Brown Capital Advisory & Trust Company ("ABCAT"). Under this new arrangement, ICC will continue to supervise and manage all of the Fund's operations and will oversee the performance of ABCAT. ABCAT will be responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of commission rates. ICC will compensate ABCAT out of its advisory fee.

         ABCAT is a trust company with approximately $2.9 billion in assets under management at June 30, 1998. ABCAT employs M. Elliott Randolph, Jr. and Paul D. Corbin who were formerly employees of BT Alex. Brown and ICC and have managed the Fund's investments since its inception in 1990. The address of ABCAT is 19 South Street, Baltimore, Maryland 21202.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE











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               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                        Supplement dated November 13, 1998
                   to the Statement of Additional Information
                                dated May 1, 1998



         The Statement of Additional Information dated May 1, 1998 of Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") is hereby amended and supplemented as follows:

         At a shareholder meeting held on September 25, 1998, shareholders of the Fund approved a Sub-Advisory Agreement among the Fund, Investment Company Capital Corp. ("ICC") and Alex. Brown Capital Advisory & Trust Company ("ABCAT"). As compensation for providing sub-advisory services, ABCAT is entitled to receive a fee from ICC, calculated daily and payable monthly, at the annual rate of 0.23% of the first $1 billion of the Fund's average daily net assets, 0.20% of the next $500 million of the Fund's average daily net assets, and 0.16% of that portion of the Fund's average daily net assets in excess of $1.5 billion. ABCAT has agreed to voluntarily waive its fees in proportion to any fee waivers by ICC.

         ABCAT is a trust company chartered under the laws of the State of Maryland. It is a wholly-owned subsidiary of Brown Capital Holdings Incorporated ("Brown Capital Holdings"), a Maryland corporation whose principal executive officer is Michael D. Hankin. Brown Capital Holdings is owned by management and employees of ABCAT and outside investors. The address of ABCAT and Brown Capital Holdings is 19 South Street, Baltimore, Maryland 21202.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE